UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Items 5.02, 5.03 and 9.01 of Form 8-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 18, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved a form of restricted stock award agreement under the Company’s 2014 Omnibus Incentive Plan (the “Plan”).  The Company expects to use this form for grants of restricted share awards to executive officers under the Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2016, the Board approved an amendment and restatement of the Company’s current bylaws (the “Revised Bylaws”), which Revised Bylaws are effective as of February 11, 2016.  The principal changes between the Revised Bylaws and the bylaws in effect prior to the approval of the Revised Bylaws are as follows:  (i) opt out of the Control Share Acquisition statute set forth in Article 14.1 of the Virginia Stock Corporation Act (the “Control Share Statute”), (ii) remove or update provisions that are no longer applicable following the listing of the Company’s common shares on the New York Stock Exchange (“NYSE”) on May 18, 2015 (the “Listing”), (iii) remove provisions that are no longer applicable to the Company following the internalization of the Company’s management, and (iv) make certain other miscellaneous changes.

The bylaws were amended to opt out of the Control Share Statute.  The Control Share Statute defines “control share acquisitions” as acquisitions by any person of beneficial ownership of shares of a Virginia public corporation that meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast in the election of directors. Issuances directly from the corporation are excluded from such definition. Shares acquired in a control share acquisition have no voting rights unless (1) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee-director of the corporation, or (2) the Articles of Incorporation or Bylaws of the corporation provide that the Control Share Statute does not apply to acquisitions of the corporation’s shares. The Control Share Statute would have permitted an acquiring person, under certain circumstances, to require the Company to call a special meeting of the shareholders to consider the grant of voting rights to the shares acquired in the control share acquisition.

The bylaws were also amended to delete or revise provisions that are no longer applicable to the Company following the Listing.  Prior to the Listing, the Company operated as a non-traded real estate investment trust (“REIT”) and, as a result, the Company’s bylaws contained a number of customary non-traded REIT provisions (“Non-Traded Restrictions”), which are no longer necessary or applicable because the Company’s common shares are now listed on the NYSE.  The bylaws were amended to make the following changes:

•
Delete provisions setting forth the content and delivery of annual reports and quarterly reports of the Company, which the Company will continue to prepare pursuant to applicable laws and rules of the Securities and Exchange Commission (“SEC”) and the NYSE;

•	Revise the notice requirements and dates for meetings of the shareholders of the Company in a manner consistent with applicable Virginia law;
•	Revise the procedures for taking action without a meeting of the Board or the shareholders in a manner consistent with applicable Virginia law;
•
Delete the Non-Traded Restrictions related to independent directors, including the appointment of the independent directors to the Board, the requirement that all committees of the Board be comprised of a majority of independent directors and the responsibilities of the independent directors, because, as a NYSE-listed company, the Company is subject to separate NYSE and SEC requirements for director and committee independence which the Company is and will continue to comply with;

•	Delete the Non-Traded Restrictions regarding director qualification requirements, because the director qualifications are set forth in the charter of the Nominating and Corporate Governance Committee;

•
Revise the process for filling vacancies on the Board and delete the Non-Traded Restrictions that required independent directors to nominate replacements for vacancies among positions previously held by independent directors; and

•	Delete the Non-Traded Restrictions on investments activities.

To reflect the internalization of the Company’s management, the Bylaws were also amended to, among other things, delete references to the Company’s former external advisor (“Advisor”), including restrictions on transactions between the Company and the Advisor’s affiliates, as well as removal or revisions to related provisions and definitions. In addition, the bylaws were amended to make the following additional miscellaneous changes:

•
Delete references related to the Company’s initial public offering and subsequent activities, including minimum capital requirements that are no longer applicable and the requirement for the sponsor of the Company to provide investment opportunities to the Company;

•
Update the description of the duties of the President, describe the duties of the Chief Executive Officer and more expressly provide that the positions of Chairman of the Board and Chief Executive Officer may be held by different persons;

•	Delete all references to the Company’s Dividend Reinvestment Plan that was terminated by the Company in April 2015;
•	Delete all references to Units, Series A Preferred Shares and Series B Preferred Convertible Shares of the Company, as these securities are no longer outstanding and will not be issued in the future;
•	Provide for electronic transmission of notices and proxies; and
•
Delete provisions granting the Board the right to amend the bylaws in certain specified circumstances which are no longer necessary since, from and after the Listing, the Bylaws already provide the Board with the requisite authority to amend the Bylaws in any manner.

The foregoing summary does not purport to be a complete description of the Revised Bylaws, and is qualified in its entirety by reference to the full text of the Revised Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Bylaws of Apple Hospitality REIT, Inc.
10.1	Form or Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

By:      /s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

Date: February 18, 2016